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Exhibit 99.1

AMENDMENT AGREEMENT

        AMENDMENT AGREEMENT, dated as of December 30, 2003 (this "Agreement"), to the Loan and Security Agreement, dated as of July 8, 2003 (as amended herein and as may be amended, supplemented or modified from time to time in accordance with its terms, the "Loan Agreement"), among the financial institutions named therein (the "Lenders"), AmSouth Bank, as agent (in such capacity, together with any successor in such capacity, the "Agent"), AmSouth Capital Corp., as administrative agent (in such capacity, together with any successor in such capacity, the "Administrative Agent"), New World Restaurant Group, Inc., a Delaware corporation ("New World"), Manhattan Bagel Company, Inc., a New Jersey corporation ("Manhattan Bagel"), Chesapeake Bagel Franchise Corp., a New Jersey corporation ("Chesapeake Bagel"), Willoughby's Incorporated, a Connecticut corporation ("Willoughby's"), Einstein and Noah Corp., a Delaware corporation ("Einstein"), Einstein/Noah Bagel Partners, Inc., a California corporation ("Einstein/Noah") and I. & J. Bagel, Inc., a California corporation ("I&J"; New World, Manhattan Bagel, Chesapeake Bagel, Willoughby's, Einstein, Einstein/Noah and I&J, each a "Borrower," and, collectively, the "Borrowers"), and the Guarantors named therein. Terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Loan Agreement.

        WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Loan Agreement.

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

        1.     Amendments. Effective as of the date all of the conditions to effectiveness set forth in Section 4 of this Agreement are satisfied (the "Effective Date") (except as to 1(g) and 1(s) which are effective as of July 8, 2003, as to 1(i) and 1(j) which are effective as of August 1, 2003 and as to 1(r) which is effective as of September 15, 2003), the Loan Agreement is hereby amended as follows:

          a.     The following definition is hereby added, in proper alphabetical order, to Section 1.1 of the Loan Agreement:

  "'Series Z Preferred Stock' means the Series Z Preferred Stock of New World."

          b.     The definition of "Debt" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (viii) in its entirety and substituting therefor the following:

  "(viii) all Senior Secured Debt, provided, however, that "Debt" shall not include (a) obligations as a lessee under any lease treated as an operating lease under GAAP or (b) the Series Z Preferred Stock."

          c.     The definition of "Solvent" set forth in Section 1.1 of the Loan Agreement is hereby amended by adding to the end thereof, the following:

  "; provided, further that solely for the purposes of determining whether New World is Solvent, the Series Z Preferred Stock shall not be considered debt.

          d.     The definition of "Fiscal Year" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following:

  "'Fiscal Year" means, with respect to the Borrowers and their Subsidiaries, the fiscal year, as the proper context requires, ending on the date set forth below:

    2003 Fiscal Year ends on December 30, 2003;
    2004 Fiscal Year ends on December 28, 2004;
    2005 Fiscal Year ends on January 3, 2006; and
    2006 Fiscal Year ends on January 2, 2007."

          e.     The definition of "Operating Cash Flow Coverage Ratio" set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting the word "income" as the first word in clause (b)(ii) thereof.

          f.      Section 6.1(e) of the Loan Agreement is hereby amended by (i) deleting the phrase "all of the items described in the third sentence of clause (d) above and in addition, in respect of each such Real Property with respect to which it obtains a Mortgage, shall provide" appearing in the first sentence thereof, (ii) inserting the phrase "(if a Mortgage was obtained)" after the phrase "whereby the Lessor consents to the Mortgage" appearing in the first sentence thereof, (iii) deleting the phrase "waives or subrogates its landlord Lien (whether granted by the instrument creating the leasehold estate or by applicable law)" in the first sentence thereof and substituting therefor the phrase "subordinates its Lien rights to the personal property, trade fixtures and equipment owned by the Loan Party and located on the leased premises pursuant to an agreement substantially in the form attached hereto as Exhibit F".

          g.     Section 6.11 of the Loan Agreement is hereby amended by deleting the word "perpetual" in the last sentence thereof and substituting therefor the word "periodic".

          h.     Section 7.2(a) of the Loan Agreement is hereby amended by (i) deleting the phrase "and consolidating audited" appearing in the first sentence thereof and (ii) adding after the end of the first sentence, the following sentence:

  "The consolidated audited financial statements shall be accompanied by a consolidating unaudited worksheet."

          i.      Section 7.2(b) of the Loan Agreement is hereby amended by (i) deleting the phrase "and consolidating" in each place it appears in the first sentence thereof and (ii) deleting the phrase "setting forth in each case comparative form figures from the Latest Projections" in the first sentence thereof and substituting therefor the phrase "beginning with the financial information for the month ending January 27, 2004, setting forth in each case in comparative form figures from the monthly projections provided by New World pursuant to Section 7.2(f) hereof,".

          j.      Section 7.2(c) of the Loan Agreement is hereby amended by inserting the phrase "beginning with the financial information for the quarter ended December 30, 2003," before the phrase "consolidating unaudited balance sheets of New World" in the second line of the first sentence thereof.

          k.     Section 7.2(f) of the Loan Agreement is hereby amended by deleting the text of such section in its entirety and substituting therefor the following:

  "No later than January 31st of each year (commencing January 31, 2004), a budget which has been approved by New World's Board of Directors (to include consolidated balance sheets, statements of income and expenses and statement of cash flow) for New World and its Subsidiaries on a combined basis as at the end of and for each month of such Fiscal Year, together with a three-year financial model of New World and its Subsidiaries based on the applicable Fiscal Years, including, without limitation, monthly projections for the next Fiscal Year and quarterly projections for the two following Fiscal Years."

          l.      Section 7.2(g) of the Loan Agreement is hereby amended by deleting the phrase "Promptly upon" appearing therein and substituting therefor the phrase "No later than seven days after".

          m.    Section 7.2(i) of the Loan Agreement is hereby amended by deleting the phrase "Promptly after their preparation" appearing therein and substituting therefor the phrase "No later than seven days after their mailing to shareholders".

          n.     Section 7.2(k) of the Loan Agreement is hereby amended by deleting the phrase "Promptly" appearing therein and substituting therefor the phrase "No later than seven days".

          o.     Section 7.2(l) of the Loan Agreement is hereby amended by deleting the number "30" appearing therein and substituting therefor the number "45".

          p.     Section 7.3(p) of the Loan Agreement is hereby amended by inserting the phrase "45 days after" after the phrase "Not later than".

          q.     Section 9.1 of the Loan Agreement is hereby amended by inserting after the word "due" in clause (a) thereof, the phrase "(subject to any applicable extensions of time to file)".

          r.     Section 9.5(a) of the Loan Agreement is hereby amended by inserting at the end of the first sentence, the following:

  "; provided, however, if, during the term of an insurance policy purchased by a Loan Party, the rating of the relevant insurer shall be downgraded to a rating of less than A-VII, within seven days of its being notified of such downgrade, the relevant Loan Party shall notify the Agent and, within 14 days of being notified of such downgrade, the relevant Loan Party shall have either (i) replaced the affected insurance policy with a comparable insurance policy from a financially sound and reputable insurer having a rating of at least A-VII or better or (ii) obtained the Agent's written consent to continue its existing insurance policy with the existing insurer; provided, further, that the Agent's consent to continue with such insurer shall not apply in the event that such insurer's rating is further downgraded."

          s.     Section 9.11 of the Loan Agreement is hereby amended by deleting the text of such Section in its entirety and substituting therefor the following:

  "Guaranties. Neither such Loan Party nor any of its Subsidiaries shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent, (ii) Guaranties of obligations under the Senior Secured Debt Documents and (iii) unsecured Guaranties by New World of the non-monetary performance obligations of certain of its Subsidiaries in connection with the franchise agreements entered into by such Subsidiaries (all such Guaranties shall be in form and substance required by the Uniform Franchise Offering Circular Guidelines, as adopted by the relevant state, if applicable, or otherwise in form and substance satisfactory to the Agent)."

          t.      Section 9.26 of the Loan Agreement is hereby amended by inserting the text "depreciation, amortization" in the fifth line after the phrase "shall be excluded:".

        2.     Miscellaneous.

          a.     On or before February 15, 2004, each Loan Party shall have obtained flood insurance for all of such Loan Party's Real Estate located in "flood prone" or "flood risk areas" in accordance with the provisions of Section 9.5(a) of the Loan Agreement.

          b.     On or before February 1, 2004, the Loan Parties shall have replaced Royal Sunalliance as its insurance carrier for excess worker's compensation coverage with an insurer rated not less than A-VII by Best Rating Guide.

        3.     Representations and Warranties of the Borrowers. Each Loan Party hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

          a.     All representations and warranties made by such Loan Party in Article VIII of the Loan Agreement are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date or to the extent that any such representation or warranty is expressly waived herein), except that such Loan Party represents (i) with respect to Sections 8.7 and 8.9 of the Loan Agreement, the capitalization and Debt of such Loan Party is as set forth on the Consolidated Balance Sheets of New World Restaurant Group, Inc. (page 3 of the Form 10-Q filed with the Securities and Exchange Commission for the quarterly period ended September 30, 2003) attached hereto as Annex A and (ii) with respect to Section 8.14 of the Loan Agreement, there has not been a Material Adverse Effect since the Closing Date.

          b.     Such Loan Party has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

          c.     This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Loan Party, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

          d.     No event has occurred and is continuing which constitutes or would constitute a Material Adverse Effect, Default or Event of Default under the Loan Agreement.

          e.     No Loan Party has executed and delivered or otherwise granted any mortgage in respect of the Major Premises or any other Real Property (owned or leased) in favor of the holders of the Senior Secured Debt.

        4.     Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Section 1 hereof shall not become effective until executed counterparts of this Agreement have been delivered by each party hereto to the Agent and the Agent shall have received each of the following, each in form and substance satisfactory to the Agent:

          a.     A certified copy of the resolutions of the Board of Directors of each Loan Party approving this Agreement and the other documents to be delivered by it and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other documents to be delivered by it hereunder.

          b.     Such other approvals, opinions or documents as the Agent may reasonably request.

        5.     Continued Effectiveness. Nothing herein shall be deemed to be a waiver or other modification of any covenant or agreement contained in, or any Default or Event of Default under, the Loan Agreement or any other Loan Document, and each Loan Party hereby agrees that, as amended hereby, all covenants and other provisions contained in the Loan Agreement are hereby ratified and confirmed in all respects and that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities with respect to the Loan Agreement or the other Loan Documents.

        6.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        7.     THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[Signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

"BORROWERS" AND "GUARANTORS"
NEW WORLD RESTAURANT GROUP, INC.
By:	Name: Title:
MANHATTAN BAGEL COMPANY, INC.
By:	Name: Title:
CHESAPEAKE BAGEL FRANCHISE CORP.
By:	Name: Title:
WILLOUGHBY'S INCORPORATED
By:	Name: Title:
EINSTEIN AND NOAH CORP.
By:	Name: Title:
EINSTEIN/NOAH BAGEL PARTNERS, INC.
By:	Name: Title:

I. & J. BAGEL, INC.
By:	Name: Title:
"AGENT"
AMSOUTH BANK, as Agent
By:	Name: Title:
"ADMINISTRATIVE AGENT"
AMSOUTH CAPITAL CORP., as the Administrative Agent
By:	Name: Title:
"LENDERS"
AMSOUTH BANK, as a Lender
By:	Name: Title:

EXHIBIT F

Form of Landlord's Subordination

LANDLORD'S SUBORDINATION OF LIEN RIGHTS IN FAVOR OF SECURED PARTY

NAME OF SECURED PARTY:	AmSouth Bank, as Agent
ADDRESS OF SECURED PARTY:	c/o AmSouth Capital Corp. 350 Park Avenue New York, New York 10022 Attn: Bruce Kasper Tel: (212) 935-2215 Fax: (212) 935-7458

        1.     This Rider is an integral part of the attached Shopping Center Lease Agreement between                        ("Landlord") and Einstein and Noah Corp. ("Tenant") for the premises located at                        ,            (the "Premises") dated as of the    day of                        , 200    , (the "Lease") and Landlord's rights shall not be compromised except as stated herein and only on the following conditions. In the event there is a conflict between the Lease and this Rider, this Rider shall control.

        2.     The Secured Party and the Tenant are party to that certain Loan and Security Agreement dated as of July 8, 2003 (the "Loan Agreement") among the Secured Party, as agent, AmSouth Capital Corp., the financial institutions named therein (the "Lenders"), the Tenant, as a borrower, the other borrowers named therein and the guarantors named therein.

        3.     The term "waiver" if used herein shall be deemed to intend a subordination of Landlord's lien rights in favor of the Secured Party for the duration of the Loan Agreement. Nothing in this document shall be construed to constitute a waiver of Landlord's lien rights. This subordination of Landlord's rights shall lapse once the Loan Agreement referred to herein has been terminated and all amounts due thereunder have been paid.

        4.     The personal property covered by the definition of "Collateral" in the Loan Agreement is hereinafter referred to as the "Collateral." For the purpose of this Rider, the Collateral shall consist of that property covered by the definition of "Collateral" in the Loan Agreement but only to the extent it describes trade fixtures, equipment and inventory in the Premises and all replacements and additions thereto, and paid for, by Tenant. Collateral shall not include: (a) fixtures or leasehold improvements constituting part of the realty, even if installed and paid for by Tenant; and (b) trade fixtures or other equipment paid for by Landlord. Landlord does not agree to subordinate its rights in any property that is not Collateral under the foregoing definitions.

        5.     Landlord agrees to furnish the Secured Party with copies of all written notices of default under the Lease, simultaneously with any such notice provided to Tenant, giving Landlord the right to terminate the Lease which is delivered by Landlord to Tenant. Landlord agrees to accept curative action by the Secured Party in place of action by Tenant, provided such cure occurs within the applicable grace period, if any, set forth in the Lease. The Secured Party shall have no obligation to cure (and shall have no liability for failure to cure) any breach or default by Tenant under the Lease, except to the extent the Secured Party agrees otherwise in writing.

        6.     The Secured Party shall have the right to go upon the Premises and remove the Collateral prior to the later of (i) ten (10) days from the date of the Secured Party's receipt of notice from Landlord that Landlord intends to terminate the lease, or (ii) the termination of the Lease, provided the Secured Party gives prior written notice to Landlord and agrees to repair any damage to the Premises caused by the removal of the Collateral. If the Secured Party fails to repair any damage to the Premises created by the removal of Collateral, the Secured Party shall pay all reasonable expenses incurred by Landlord in performing this work. In the event the Secured Party does not remove the Collateral prior to the later of (i) ten (10) days from the date of the Secured Party's receipt of notice from Landlord that Landlord intends to terminate the lease, or (ii) on or before the termination of the Lease, the Secured Party shall be deemed to have abandoned the Collateral and Landlord may dispose of the Collateral at its discretion without liability to any party.

        7.     Any notices that are delivered pursuant to this Rider shall be deemed given when hand-delivered, or two (2) business days after being sent by certified or registered mail, postage prepaid, return receipt requested, or one (1) business day when sent by nationally-recognized overnight courier, or sent by telecopy, addressed as follows or to such other address as each party may designate from time to time by written notice to the other party:

Secured Party:	AmSouth Bank, as Agent c/o AmSouth Capital Corp. 350 Park Avenue New York, New York 10022 Attn: Bruce Kasper Tel: (212) 935-2215 Fax: (212) 935-7458
Landlord:

Tel:
Fax:

        8.     This document has been executed by Landlord, at the request of Tenant, solely for the benefit of Lender. Any Estoppel or other covenant of Landlord contained herein or in the security agreement referred to herein shall not be used by Tenant for any purpose other than for obtaining this financing.

        9.     This Rider and the Agreement to which it is attached shall not constitute a binding obligation on Landlord, nor give any rights to Secured Party, unless Landlord receives a fully executed original counterpart within ten (10) days from the date of Landlord's execution, and if Landlord does not receive a fully executed original counterpart within ten (10) days from the date of Landlord's execution, then this Rider and the agreement to which it is attached, shall be null and void and of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Landlord's Lien Rider as of the day and year first above written.

LANDLORD:
, a
By:
Print Name:
Its:
SECURED PARTY:
AmSouth Bank, as Agent
By:
Print Name:
Its:

Tenant / Landlord
Initials

ANNEX A

Consolidated Balance Sheets of New World Restaurant Group, Inc.

NEW WORLD RESTAURANT GROUP, INC. CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2003 AND DECEMBER 31, 2002
(in thousands, except share information)

	September 30, 2003	December 31, 2002
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$6,180	$10,705
Restricted cash	2,028	—
Franchise and other receivables, net of allowance of $2,007 and $1,955	5,931	5,775
Current maturities of notes receivables	84	194
Inventories	4,805	5,005
Prepaid expenses and other current assets	7,113	3,180

Total current assets	26,141	24,859
Property, plant and equipment, net	70,990	81,254
Trademarks and other intangibles, net	92,265	98,134
Goodwill, net	4,875	4,875
Debt issuance costs and other assets	8,826	1,526

Total Assets	$203,097	$210,648

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$9,893	$6,766
Accrued expenses	27,655	31,872
Short term debt and current portion of long-term debt	5,655	150,872
Current portion of obligations under capital leases	98	100

Total current liabilities	43,301	189,610
Senior notes and other long-term debt	161,400	11,011
Obligations under capital leases	76	360
Derivative liability	—	2,847
Other liabilities	10,509	10,560
Mandatorily redeemable, Series Z Preferred Stock, $.001 par value, $1,000 per share liquidation value; 2,000,000 and 0 shares authorized; 57,000 and 0 shares issued and outstanding	57,000	—

Total liabilities	272,286	214,388
Series F Preferred Stock, $.001 par value, $1,000 per share liquidation value; 0 and 116,000 shares authorized; 0 and 89,698 shares issued and outstanding	—	84,932
Stockholders' deficit:
Common stock, $.001 par value; 15,000,000 and 2,491,567 shares authorized; 9,841,828 and 847,413 shares issued and outstanding	10	1
Additional Paid-In capital	175,585	86,657
Accumulated deficit	(244,784)	(175,330)

Total stockholders' deficit	(69,189)	(88,672)

Total Liabilities and Stockholders' Deficit	$203,097	$210,648

The accompanying notes are an integral part of these consolidated financial statements.

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AMENDMENT AGREEMENT